				Ex. 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2005	2004	2005	2004

OPERATING REVENUES:
Gas utility	$520.2	$354.6	$1,359.7	$1,126.2
Electric utility	101.1	91.1	421.4	371.3
Energy services and other	92.5	67.7	246.9	192.3
Total operating revenues	713.8	513.4	2,028.0	1,689.8

OPERATING EXPENSES:
Cost of gas sold	404.5	248.7	973.3	778.5
Fuel for electric generation	30.7	23.7	126.3	96.1
Purchased electric energy	3.1	4.1	17.8	20.7
Cost of energy services and other	75.5	53.3	191.0	143.5
Other operating	78.1	61.2	282.2	252.0
Depreciation and amortization	41.4	36.5	158.2	140.1
Taxes other than income taxes	21.7	16.2	66.1	59.4
Total operating expenses	655.0	443.7	1,814.9	1,490.3

OPERATING INCOME	58.8	69.7	213.1	199.5

OTHER INCOME:
Equity in earnings of unconsolidated affiliates	33.6	7.1	45.6	20.6
Other - net	-	2.5	6.2	4.6
Total other income	33.6	9.6	51.8	25.2

INTEREST EXPENSE	23.1	20.2	83.9	77.7

INCOME BEFORE INCOME TAXES	69.3	59.1	181.0	147.0

INCOME TAXES	18.4	19.0	44.1	39.0

MINORITY INTEREST & PREFERRED DIVIDEND REQUIREMENT OF SUBSIDIARIES	0.1	-	0.1	0.1

NET INCOME	$50.8	$40.1	$136.8	$107.9

AVERAGE COMMON SHARES OUTSTANDING	75.7	75.6	75.6	75.6
DILUTED COMMON SHARES OUTSTANDING	76.0	76.0	76.1	75.9

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.67	$0.53	$1.81	$1.43

DILUTED	$0.67	$0.53	$1.80	$1.42

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2005	2004	2005	2004

OPERATING REVENUES:
Gas utility	$520.2	$354.6	$1,359.7	$1,126.2
Electric utility	101.1	91.1	421.4	371.3
Other	0.2	-	0.7	0.5
Total operating revenues	621.5	445.7	1,781.8	1,498.0

OPERATING EXPENSES:
Cost of gas sold	404.5	248.7	973.3	778.5
Fuel for electric generation	30.7	23.7	126.3	96.1
Purchased electric energy	3.1	4.1	17.8	20.7
Other operating	61.6	52.7	241.3	220.4
Depreciation and amortization	37.1	33.3	141.3	127.8
Taxes other than income taxes	21.6	15.8	65.2	58.2
Total operating expenses	558.6	378.3	1,565.2	1,301.7

OPERATING INCOME	62.9	67.4	216.6	196.3

OTHER INCOME (EXPENSE):
Equity in earnings of unconsolidated affiliates	-	-	-	0.2
Other - net	1.3	1.4	5.9	7.1
Total other income	1.3	1.4	5.9	7.3

INTEREST EXPENSE	19.1	17.2	69.9	67.4

INCOME BEFORE INCOME TAXES	45.1	51.6	152.6	136.2

INCOME TAXES	14.8	20.4	57.5	53.1

NET INCOME	$30.3	$31.2	$95.1	$83.1

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)

	December 31,
	2005	2004

ASSETS
Current Assets
Cash & cash equivalents	$20.4	$9.6
Accounts receivable - less reserves of $2.8 &
$2.0, respectively	197.8	173.5
Accrued unbilled revenues	240.6	176.6
Inventories	144.6	72.8
Recoverable fuel & natural gas costs	15.4	17.6
Prepayments & other current assets	106.4	136.2
Total current assets	725.2	586.3
Utility Plant
Original cost	3,632.0	3,465.2
Less: accumulated depreciation & amortization	1,380.1	1,309.0
Net utility plant	2,251.9	2,156.2
Investments in unconsolidated affiliates	214.7	180.0
Other investments	111.6	115.1
Non-utility property - net	240.3	229.2
Goodwill - net	207.1	207.1
Regulatory assets	89.9	82.5
Other assets	27.4	30.5

TOTAL ASSETS	$3,868.1	$3,586.9

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$159.0	$123.8
Accounts payable to affiliated companies	162.3	109.3
Refundable fuel & natural gas costs	7.6	6.3
Accrued liabilities	156.6	125.8
Short-term borrowings	299.9	412.4
Current maturities of long-term debt	0.4	38.5
Long-term debt subject to tender	53.7	10.0
Total current liabilities	839.5	826.1
Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,198.0	1,016.6
Deferred Income Taxes & Other Liabilities
Deferred income taxes	227.3	234.0
Regulatory liabilities	272.9	251.7
Deferred credits & other liabilities	186.7	163.2
Total deferred credits & other liabilities	686.9	648.9
Minority Interest in Subsidiary	0.4	0.4
Cumulative, Redeemable Preferred Stock of a Subsidiary	-	0.1
Common Shareholders' Equity
Common stock (no par value) - issued & outstanding
76.0 and 75.9 shares, respectively	528.1	526.8
Retained earnings	628.8	583.0
Accumulated other comprehensive loss	(13.6)	(15.0)
Total common shareholders' equity	1,143.3	1,094.8
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$3,868.1	$3,586.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	December 31,
	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$136.8	$107.9
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	158.2	140.1
Deferred income taxes & investment tax credits	(8.6)	5.9
Equity in earnings of unconsolidated affiliates	(45.6)	(20.6)
Provision for uncollectible accounts	15.1	11.9
Expense portion of pension & postretirement periodic benefit cost	10.7	11.8
Other non-cash charges - net	1.9	8.3
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenue	(102.9)	(84.0)
Inventories	(71.9)	0.4
Recoverable fuel & natural gas costs	3.5	8.9
Prepayments & other current assets	36.1	(10.2)
Accounts payable, including to affiliated companies	101.2	42.5
Accrued liabilities	27.4	11.2
Unconsolidated affiliate dividends	18.8	22.3
Changes in noncurrent assets	(6.9)	(3.5)
Changes in noncurrent liabilities	(5.4)	(14.9)
Net cash flows from operating activities	268.4	238.0

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt - net of issuance costs	274.2	32.4
Stock option exercises & other stock plans	-	4.5
Requirements for:
Dividends on common stock	(90.5)	(87.3)
Retirement of long-term debt, including premiums paid	(88.5)	(70.7)
Redemption of preferred stock of subsidiary	(0.1)	(0.1)
Net change in short-term borrowings	(112.5)	139.5
Other financing activities	(0.6)	-
Net cash flows from financing activities	(18.0)	18.3

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	6.9	3.2
Notes receivable & other collections	4.3	9.3
Requirements for:
Capital expenditures, excluding AFUDC equity	(231.6)	(252.5)
Unconsolidated affiliate investments	(19.2)	(18.2)
Notes receivable & other investments	-	(3.8)
Net cash flows from investing activities	(239.6)	(262.0)

Net decrease in cash & cash equivalents	10.8	(5.7)
Cash & cash equivalents at beginning of period	9.6	15.3
Cash & cash equivalents at end of period	$20.4	$9.6

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2005	2004	2005	2004

REPORTED EARNINGS:
Utility Group	$30.3	$31.2	$95.1	$83.1

Non-utility Group
Energy Marketing and Services	19.3	7.5	29.3	16.6
Mining Operations	1.1	(1.2)	5.3	0.4
Synfuels related	1.9	2.6	11.7	12.1
Total Coal Mining	3.0	1.4	17.0	12.5
Utility Infrastructure Services	0.2	0.5	0.7	1.8
Other Businesses	2.6	(0.2)	1.2	(4.5)
Total Non-utility Group	25.1	9.2	48.2	26.4

Corporate and Other	(4.6)	(0.3)	(6.5)	(1.6)

Vectren Consolidated	$50.8	$40.1	$136.8	$107.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2005	2004	2005	2004

GAS OPERATING REVENUES (Millions):

Residential	$350.4	$241.5	$899.7	$750.4
Commercial	146.9	96.0	383.2	316.7
Industrial	22.8	15.8	68.4	55.3
Miscellaneous Revenue	0.1	1.3	8.4	3.8
	$520.2	$354.6	$1,359.7	$1,126.2

GAS MARGIN (Millions):

Residential	$77.7	$69.9	$252.5	$226.2
Commercial	25.1	21.9	80.7	71.5
Industrial	13.9	12.8	48.3	45.7
Miscellaneous	(1.0)	1.3	4.9	4.3
	$115.7	$105.9	$386.4	$347.7

GAS SOLD & TRANSPORTED (MMDth):

Residential	26.4	25.0	78.0	79.0
Commercial	11.2	10.6	34.9	35.5
Industrial	23.8	23.4	87.2	85.8
	61.4	59.0	200.1	200.3

YEAR END GAS CUSTOMERS

Residential			906,246	899,345
Commercial			84,455	83,876
Industrial			1,657	1,570
			992,358	984,791

YTD WEATHER AS A PERCENT OF NORMAL:

Heating Degree Days	103%	91%	95%	91%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2005	2004	2005	2004

ELECTRIC OPERATING REVENUES (Millions):

Residential	$29.1	$26.3	$135.3	$118.8
Commercial	23.7	21.3	95.8	86.2
Industrial	29.6	26.2	119.5	106.4
Municipals	5.8	5.2	25.8	23.6
Miscellaneous Revenue	2.7	3.6	7.0	12.5
Total Retail	90.9	82.6	383.4	347.5
Net Wholesale Revenues	10.2	8.5	38.0	23.8
	$101.1	$91.1	$421.4	$371.3

ELECTRIC MARGIN (Millions):

Residential	$22.4	$21.0	$103.0	$93.7
Commercial	17.2	16.1	67.8	63.6
Industrial	17.3	16.2	66.9	63.7
Municipals	3.1	3.1	13.1	13.9
Miscellaneous	2.6	1.6	6.7	4.7
Total Retail	62.6	58.0	257.5	239.6
Net Wholesale Margin	4.7	5.3	19.8	14.9
	$67.3	$63.3	$277.3	$254.5

ELECTRICITY SOLD (GWh):

Residential	336.8	316.0	1,564.9	1,495.4
Commercial	332.4	317.2	1,368.3	1,335.5
Industrial	621.0	599.6	2,575.9	2,511.2
Municipals	150.8	139.1	670.3	625.9
Miscellaneous Sales	5.8	5.7	19.6	20.0
Total Retail	1,446.8	1,377.6	6,199.0	5,988.0
Wholesale	625.3	1,189.7	3,049.2	3,526.0
	2,072.1	2,567.3	9,248.2	9,514.0

YEAR END ELECTRIC CUSTOMERS

Residential			120,679	119,970
Commercial			18,677	18,522
Industrial			107	107
All Others			51	21
			139,514	138,620

YTD WEATHER AS A PERCENT OF NORMAL:

Cooling Degree Days			109%	90%
Heating Degree Days	103%	91%	95%	91%

Net Income	Range
Utility Operations	$91	to	$98

Energy Marketing and Services	15	to	20
Mining Operations	6	to	9
Energy Infrastructure Services	6	to	9
Other Businesses	0	to	0
Nonutility Operations	27	to	38
Synfuels	12	to	13
Total Nonutility	$39	to	$51

Utility Operations	Range
Gas Margin	$400	to	$410
Electric Margin	280	to	290
O & M	240	to	245
Depreciation & Amortization	151	to	153
Interest	75	to	79
Other Taxes	64	to	66
Income Taxes	66	to	69

2006 Utility Capital Expenditures			$246

2006 EPS Guidance	Range
Utility	$1.20	to	$1.30
Nonutility	0.36	to	0.50
Corporate & Other	(0.01)	to	0.00
Synfuels	0.16	to	0.17
Total Vectren	$1.75	to	$1.95